Liquidity and pending mergers (Details Narrative)	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Rubicon Technologies L L C [Member] | Rubicon [Member]
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net [Line Items]
Liquidity description	as a wholly-owned subsidiary of FOUN, will merge with and into Rubicon, with Rubicon surviving as a wholly-owned subsidiary of FOUN (“New Rubicon”). As a result of the merger, the Company may receive up to $353.2 million of additional cash on its balance sheet assuming no redemptions and $37.1 million in a maximum redemption scenario.	As a result of the Mergers, the Company may receive up to $352.7 million of additional cash on its balance sheet assuming no redemptions and $36.7 million in a maximum redemption scenario.